VIP SAI-4 07/13

SUPPLEMENT DATED JULY 25, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2013

OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Statement of Additional Information is amended as follows:

I.          For the Templeton Developing Markets Securities Fund, the section entitled “The Funds - Goals, Additional Strategies and Risks – Other Investments and Strategies” on page 10 is amended to reflect that the Fund may invest up to 10% of its net assets in participatory notes.

II.        In the section entitled “The Underwriter,” text on page 89 under the heading “Dealer Compensation” is revised to read as follows:

Dealer Compensation

In addition to the payments above, Distributors and/or its affiliates may make the following payments out of its own assets to certain dealers who sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest directly or indirectly in the Trust (VIP Qualifying Dealers):

Marketing support payments. Distributors may make payments to VIP Qualifying Dealers out of its own resources.  A VIP Qualifying Dealer’s marketing support services may include business planning assistance, marketing and advertising, training and ongoing education and support for dealer personnel about the Franklin Templeton funds (including the Trust) and financial planning needs of shareholders of the Franklin Templeton funds or contract owners that allocate contract value indirectly to one or more Franklin Templeton funds, placement on the VIP Qualifying Dealer’s list of offered funds, access to sales meetings, sales representatives and management representatives of the dealer, and contract owner assistance in allocating contract value directly or indirectly to the Trust.  Distributors compensates VIP Qualifying Dealers differently depending upon, among other factors, whether the VIP Qualifying Dealer is directly selling Franklin Templeton funds, or participating in the offering of variable insurance products that invest directly or indirectly in the Trust, sales and asset levels, redemption rates and the level and/or type of marketing and educational activities provided by the VIP Qualifying Dealer.  Such compensation may include financial assistance to such dealers that enable Distributors to develop, manage or participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events.  These payments may vary depending upon the nature of the event.  Distributors will, on an annual basis, determine whether to continue such payments.  Currently,  Distributors does not make marketing support payments in connection with the Trust except under limited circumstances for one Fund of the Trust offered through a unique product.  Marketing support payments will not exceed 0.20% of the relevant Fund’s average daily net assets attributable to an insurance company, on an annual basis.

Other payments. From time to time, Distributors, at its expense, may provide additional compensation to VIP Qualifying Dealers which sell or arrange for the direct or indirect sale of shares of Franklin Templeton funds, including the Trust.  Such compensation may include financial assistance to VIP Qualifying Dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events.  These payments may vary depending upon the nature of the event.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors’ guidelines and applicable law. Distributors and/or its affiliates may also reimburse VIP Qualifying Dealers and/or their affiliates for certain costs associated with obtaining voting instructions from contract owners and the solicitation process in connection with Trust-sponsored proxy statements.

You can ask your insurance company and VIP Qualifying Dealer for information about any payments they receive from Distributors and any services provided. Additional disclosure may be included in the insurance contract prospectus.

Please keep this supplement for future reference.